Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Walter M. Pressey
President & CFO
(617) 912-1921

Kate Rajeck
Investor Relations
(617) 912 - 4380
www.bostonprivate.com

Boston Private Reports Strong Third Quarter Results

Steady Growth Achieved in All Business Areas

Boston, MA, October 27, 2004 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) today reported earnings of $0.31 per diluted share for the third quarter of 2004, up 15% compared to $0.27 per diluted share for the third quarter 2003. Net income for the third quarter was up 38% to $8.8 million, compared to net income of $6.4 million a year ago. The Company also announced it will continue its quarterly cash dividend to shareholders of $0.06 per share.

Cash earnings for the third quarter 2004 increased 29% to $0.36 per diluted share compared to the third quarter 2003. Boston Private calculates its cash earnings by adjusting net income to exclude significant nonrecurring items, and net amortization of intangibles and tax benefits related to purchase accounting. The Company provides this information to permit investors to effectively compare Boston Private with similar companies that have not made acquisitions. (A detailed reconciliation table is attached.)

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “I am pleased to report that Boston Private achieved strong earnings growth this quarter. This increase in profits reflects the organic growth we achieved throughout our organization and the strength of our business model, despite weaker market conditions. All sectors of our Company performed well this quarter and we are equally optimistic about the future.”

In the third quarter 2004, Boston Private reported revenues of $49.9 million, an increase of 45% over revenues for the third quarter 2003. This increase was due to the purchase of three affiliates in February and growth achieved in each of the Company’s businesses: private banking, wealth advisory and investment management. The Company has incorporated presentations in the attached financial statements excluding the impact of three affiliates purchased in 2004 to facilitate an analysis of financial results on a “same affiliates” basis.

In the Company’s private banking business, net interest income increased 36% or $6.1 million to $23.0 million for third quarter 2004 compared to third quarter 2003. On a same affiliate basis, net interest income increased 21% for the same period. Year over year, Boston Private’s balance sheet assets increased 38% to approximately $2.9 billion, which was the primary driver of an additional $5.9 million of net interest income. For the same period, the Company’s net interest margin increased 15 basis points to 3.68%, primarily due to a shift in liquidity from short-term investments to loans and a modest rise in interest rates. Income from other private banking fees, gains on sale of loans and investments and earnings in equity investments were down 37% to $1.7 million, mostly due to decreased loan sale activity.

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Boston Private’s loan portfolio achieved strong growth in the third quarter 2004 with commercial loans up 54% and residential loans up 20% over the prior year. Commercial loans totaled $1.2 billion and represented 59% of the combined loan portfolio. Residential loans totaled $762 million and represented 37% of the total portfolio. Combined, the loan portfolio grew 37% over the past twelve months. This loan growth was supported by growth in deposits, which increased 35% to $2.2 billion in the third quarter 2004 over the prior year.

Wealth advisory fee income grew 9% to $2.0 million for the third quarter 2004 over the prior year. Investment management fee income for the third quarter 2004 totaled $23.2 million, up 78% over third quarter 2003 and on a same affiliate basis, fees increased 33%. Assets under advisory increased 61% to $15.1 billion at September 30th, 2004 from $9.4 billion at September 30th, 2003. Including assets from the Company’s unconsolidated affiliates, total assets under advisory increased 69% to $16.7 billion. Organic net new asset sales were $153 million in the third quarter and totaled $826 million for the first nine months of 2004, representing an annualized growth rate of 10%. Market action, or general reductions in the market prices of securities, resulted in a decrease in assets under advisory of $382 million during the third quarter of 2004.

Operating expenses, excluding the impact of acquisitions, rose 20% during the period. Operating expenses, including the impact of acquisitions, were $34.8 million for the third quarter, up 44% over the prior year. The main drivers of operating expense growth were incentive compensation and investments in new business and in the Company’s corporate infrastructure, all reflecting Boston Private’s increased sales and profits, geographic expansion and the increased number of operating companies. On a sequential quarter basis, revenue increased 5%, total operating expenses increased 4% and net income increased 8%. The Company’s tax rate in the third quarter was 35.3%, consistent with the prior quarter.

Walter M. Pressey, President and Chief Financial Officer commented “Our performance this quarter reflects the achievement of our growth initiatives. As part of managing growth, we need to strategically re-invest in our business to support the expansion of our enterprise and effectively manage risk. The operational investments we have made are driven by the growth we are achieving across all business lines. We are carefully managing our operating leverage while mindfully investing in our business’ future.”

Strategic Expansion Developments

The Company completed the acquisition of Encino State Bank (ENST.OB) of Encino, California, for approximately $33.1 million in October. Encino, a $189 million asset commercial bank with three branches in West Los Angeles, was merged with First State Bank, resulting in a combined private bank with over $400 million in assets. The transaction is expected to be immediately accretive on a cash basis and within twelve months on a GAAP basis.

In October, Boston Private announced it signed a definitive agreement to acquire an 81% interest in the business of KLS Professional Advisors Group, Inc. (KLS) for approximately $30 million. Located in New York City, KLS is a wealth management firm with approximately $2.7 billion of

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client assets under advisory. The firm specializes in investment management, insurance, retirement planning, estate planning and income tax planning services. The transaction is expected to be immediately accretive on a cash basis, accretive on a GAAP basis within an eighteen month timeframe and is expected to close in the fourth quarter of 2004, subject to several conditions, including federal and state regulatory approvals.

Dividend Payment Continues

Concurrent with the release of the third quarter 2004 earnings, the Board of Directors of Boston Private Financial Holdings declared a cash dividend to shareholders of $0.06 per share, reflecting the quarterly earnings performance. The record date for this dividend is November 1, 2004 and the payment date will be November 15, 2004.

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on Thursday, October 28th at 9:00 a.m. eastern time. Interested parties may join the call by dialing 800-540-0559 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through, www.bostonprivate.com, www.prnewswire.com , or Yahoo! Finance. A continuous telephone replay will be available beginning Thursday at 11:00 a.m. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

Boston Private is a financial services company which owns independently-operated affiliates located in key geographic regions of the U.S. Boston Private’s affiliates offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. The Company’s strategy is to enter new markets primarily through selected acquisitions, and then expand its wealth management business by way of organic growth. It makes investments in mid-size firms in demographically attractive areas, forming geographic clusters that represent the firm’s core competencies. Boston Private provides continuing assistance to its affiliates with strategic matters, marketing, compliance and operations. For more information about Boston Private, visit the company’s web site at www.bostonprivate.com.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as excluding other significant gains or losses that are unusual in nature, and are calculated on a fully taxable equivalent income basis. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management, and prospects for overall results over the long term. You should not place undue

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reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; continued or increased interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	September 30, 2004	September 30, 2003	% Change	December 31, 2003
FINANCIAL DATA: (In Thousands)
Total Balance Sheet Assets	$2,903,932	$2,097,519	38.4%	$2,196,297
Stockholders’ Equity	309,527	182,177	69.9%	235,452
Tangible Capital:
Boston Private Bank	112,869	100,755	12.0%	107,879
Borel Private Bank	56,742	41,501	36.7%	45,500
First State Bank	21,909	—	nm	—
Investment Securities	511,194	433,090	18.0%	407,868
Goodwill	87,878	17,110	nm	17,181
Intangible Assets	43,348	3,058	nm	3,137

Commercial Loans	1,203,679	782,288	53.9%	880,626
Residential Mortgage Loans	761,744	636,964	19.6%	651,290
Home Equity and Other Consumer Loans	83,484	79,412	5.1%	80,648

Total Loans	2,048,907	1,498,664	36.7%	1,612,564

Loans Held for Sale	6,208	8,475	(26.7)%	4,900

Allowance for Loan Losses	25,297	19,275	31.2%	20,172
Non-performing Loans	2,313	1,074	115.4%	1,311
Other Real Estate Owned	377	—	nm	—
Total Non-performing Assets	2,690	1,074	150.5%	1,311
Deposits	2,180,521	1,618,625	34.7%	1,658,461
Borrowings	342,224	254,241	34.6%	263,620

Book Value Per Share	$11.23	$7.98	40.7%	$9.36
Market Price Per Share	$24.96	$23.56	5.9%	$24.84

ASSETS UNDER ADVISORY:

Westfield Capital Management	$6,960,000	$4,979,000	39.8%	$6,153,000
Boston Private Bank	1,910,000	1,800,000	6.1%	1,986,000
Sand Hill Advisors	990,000	760,000	30.3%	860,000
Boston Private Value Investors	785,000	708,000	10.9%	779,000
RINET Company	978,000	775,000	26.2%	800,000
Borel Private Bank	591,000	529,000	11.7%	538,000
Dalton, Greiner, Hartman, Maher & Co.	3,061,000	—	nm	—
Less: Inter-company Relationship	(156,000)	(145,000)	7.6%	(150,000)

Consolidated Assets Under Advisory	$15,119,000	$9,406,000	60.7%	$10,966,000

Coldstream Capital Management	550,000	475,000	15.8%	500,000
Bingham, Osborn, & Scarborough	1,057,000	—	nm	—

Total Unconsolidated Assets Under Advisory	16,726,000	9,881,000	69.3%	11,466,000

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	10.66%	8.69%	22.7%	10.72%
Non-performing Loans/Total Loans	0.11%	0.07%	0.6	0.08%
Allowance for Loan Losses/Total Loans	1.23%	1.29%	(4.7)%	1.25%
Allowance for Loan Losses/Non-performing Assets	940.41%	1794.69%	(47.6)%	1538.67%
Total Tangible Capital/Total Tangible Assets	6.43%	7.80%	(17.6)%	9.89%

	Three Months Ended			Nine Months Ended
	September 30, 2004	September 30, 2003	% Change	September 30, 2004	September 30, 2003	% Change
OPERATING RESULTS:
Net Interest Income on a Fully Taxable Equivalent (FTE)	$24,065	$17,620	36.6%	$66,141	$52,008	27.2%
FTE Adjustment	1,056	729	44.9%	3,028	1,799	68.3%

Net Interest Income	23,009	16,891	36.2%	63,113	50,209	25.7%

Investment Management Fees:
Westfield Capital Management	10,755	7,680	40.0%	32,075	19,058	68.3%
Boston Private Bank	2,872	2,515	14.2%	8,593	7,314	17.5%
Sand Hill Advisors	1,447	888	63.0%	4,152	2,697	53.9%
Boston Private Value Investors	1,486	1,259	18.0%	4,399	3,210	37.0%
Borel Private Bank	690	671	2.8%	2,148	1,970	9.0%
Dalton, Greiner, Hartman, Maher & Co.	5,974	—	nm	15,535	—	nm

Total Investment Management Fees	23,224	13,013	78.5%	66,902	34,249	95.3%
Financial Planning Fees	1,993	1,825	9.2%	5,977	5,128	16.6%
Other Fees	1,060	1,104	(4.0)%	3,346	3,263	2.5%

Total Fees	26,277	15,942	64.8%	76,225	42,640	78.8%
Earnings in Equity Investments	184	16	nm	216	165	30.9%
Gain on Sale of Loans, Net	252	1,119	(77.5)%	946	2,703	(65.0)%
Gain on Sale of Investments, Net	162	395	(59.0)%	373	1,915	(80.5)%

Total Fees and Other Income	26,875	17,472	53.8%	77,760	47,423	64.0%

Total Revenue	49,884	34,363	45.2%	140,873	97,632	44.3%

Provision for Loan Losses	1,130	786	43.8%	3,156	2,335	35.2%

Salaries and Employee Benefits	23,012	16,046	43.4%	66,878	45,312	47.6%
Occupancy and Equipment	4,006	3,430	16.8%	11,211	12,401	(9.6)%
Professional Services	2,325	1,807	28.7%	5,305	3,960	34.0%
Marketing and Business Development	1,155	894	29.2%	3,844	2,748	39.9%
Contract Services and Processing	751	416	80.5%	2,106	1,269	66.0%
Amortization of Intangibles	1,244	64	nm	3,277	151	nm
Other	2,315	1,527	51.6%	6,999	5,110	37.0%

Total Operating Expense	34,808	24,184	43.9%	99,620	70,951	40.4%

Minority Interest	366	—	nm	968	—	nm
Income Before Income Taxes	13,580	9,393	44.6%	37,129	24,346	52.5%
Income Tax Expense	4,800	3,011	59.4%	12,961	9,401	37.9%

Net Income	$8,780	$6,382	37.6%	$24,168	$14,945	61.7%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30, 2004	September 30, 2003		September 30, 2004	September 30, 2003
RECONCILIATION OF GAAP EARNINGS TO ADJUSTED AND CASH EARNINGS:

Adjusted Net Income
Net Income (GAAP Basis)	$8,780	$6,382	37.6%	$24,168	$14,945	61.7%
Retroactive REIT Tax Adjustment	—	—	nm	—	1,438	(100.0)%
Lease Abandonment	—	—	nm	—	1,544	(100.0)%

Adjusted Net Income	$8,780	$6,382	37.6%	$24,168	$17,927	34.8%

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	597	37	nm	1,571	88	nm
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	821	140	nm	2,438	402	nm

Total Cash Basis Adjustment	1,418	177	nm	4,009	490	nm

Cash Basis Earnings	$10,198	$6,559	55.5%	$28,177	$18,417	53.0%

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30, 2004	September 30, 2003		September 30, 2004	September 30, 2003
PER SHARE DATA:

Earnings Per Share

Basic Earnings Per Share	$0.32	$0.28	14.5%	$0.87	$0.66	31.8%
Diluted Earnings Per Share	$0.31	$0.27	14.8%	$0.84	$0.64	31.3%

Average Common Shares Outstanding	27,390	22,767	20.3%	27,628	22,682	21.8%

Average Diluted Common Shares Outstanding	28,522	23,843	19.6%	28,852	23,503	22.8%

RECONCILIATION OF GAAP EPS TO ADJUSTED AND CASH EPS: (on a Fully Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.31	$0.27	14.8%	$0.84	$0.64	31.3%
Retroactive REIT Tax Adjustment	—	$0.00	nm	—	$0.06	(100.0)%
Lease Abandonment	—	$0.00	nm	—	$0.06	(100.0)%
Eliminate Increase in Shares Outstanding-FAS 128 Revision	—	—		0.02	—	nm

Adjusted Earnings Per Share	$0.31	$0.27	14.8%	$0.86	$0.76	13.2%
Cash Basis Adjustment	$0.05	$0.01	nm	$0.14	$0.02	nm

Cash Basis Earnings Per Diluted Share	$0.36	$0.28	28.6%	$1.00	$0.78	28.2%

Average Diluted Common Shares Outstanding	28,522	23,843	19.6%	28,852	23,503	22.8%
Eliminate Increase in Shares Outstanding FAS 128 Revision	—	—		663	—	nm nm

Adjusted Average Diluted Common Shares Outstanding	28,522	23,843	19.6%	28,189	23,503	19.9%

EARNINGS PER SHARE UNDER FAS 123 (STOCK BASED COMPENSATION) (4)

Net Income (GAAP Basis)	$8,780	$6,382	37.6%	$24,168	$14,945	61.7%
Less: Stock Based Employee and Director Comp. Exp., Net of Tax	655	584	12.2%	$1,952	1,824	7.0%

Pro forma FAS 123 Net Income	$8,125	$5,798	40.1%	$22,216	$13,121	69.3%

Pro forma Diluted Earnings Per Share FAS 123	$0.28	$0.24	16.7%	$0.77	$0.56	37.9%

DETAILED RECONCILIATION OF GAAP AND ADJUSTED EARNINGS

	Nine Months Ended September 30, 2003
	GAAP Earnings	Retroactive REIT Tax Adjustment	Lease Abandonment	Adjusted Earnings
Revenues	97,632	—	—	$97,632
Provision for Loan Losses	2,335	—	—	2,335
Expenses	70,951	(244)	(2,375)	68,332

Pre-Tax Income	24,346	244	2,375	26,965
Income Tax Expense	9,401	(1,194)	831	9,038

Net Income	14,945	$1,438	$1,544	$17,927

Diluted Earnings Per Share	$0.64	$0.06	$0.06	$0.76

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2004	September 30, 2003	% Change	September 30, 2004	September 30, 2003	% Change
OPERATING RATIOS & STATISTICS:

Return on Average Equity	11.59%	14.30%	(19.0)%	11.22%	11.53%	(2.7)%
Return on Average Assets	1.22%	1.22%	(0.1)%	1.18%	1.00%	18.0%
Net Interest Margin	3.68%	3.53%	4.2%	3.58%	3.67%	(2.5)%
Total Fees and Other Income/Total Revenue	53.87%	50.85%	5.9%	55.20%	48.57%	13.7%
Efficiency Ratio	66.67%	71.87%	(7.2)%	67.67%	74.80%	(9.5)%
Loans Charged-off, Net of (Recoveries)	$44	(1)	nm	$56	$110	(49.1)%

ADJUSTED OPERATING RATIOS:

Return on Average Equity	11.59%	14.30%	(19.0)%	11.22%	13.83%	(18.9)%
Return on Average Assets	1.22%	1.22%	0.0%	1.18%	1.20%	(1.7)%
Efficiency Ratio	66.67%	71.87%	(7.2)%	67.67%	72.04%	(6.1)%

CASH OPERATING RATIOS:

Return on Average Equity	13.47%	14.70%	(8.4)%	13.08%	21.32%	(38.6)%
Return on Average Assets	1.42%	1.25%	13.6%	1.38%	1.85%	(25.4)%

AVERAGE BALANCE SHEET:

	Three Months Ended			Nine Months Ended
	September 30, 2004	September 30, 2003	% Change	September 30, 2004	September 30, 2003	% Change
AVERAGE ASSETS:

Interest-Bearing Cash	$1,407	$641	119.5%	$1,367	$700	95.3%
Federal Funds Sold and Money Market Investments	52,716	121,351	(56.6)%	98,338	114,260	(13.9)%
U.S. Treasuries and Agencies	180,120	165,915	8.6%	179,944	164,973	9.1%
Municipal Securities	228,039	191,425	19.1%	226,385	164,421	37.7%
Corporate Bonds	46,185	18,062	155.7%	43,631	17,700	146.5%
Mortgage-Backed Securities	51,906	993	nm	49,771	1,140	nm
Stock in Federal Home Loan Banks	18,092	10,316	75.4%	15,517	9,251	67.7%
Commercial Loans	1,166,834	769,573	51.6%	1,062,468	740,905	43.4%
Residential Mortgage Loans	761,051	623,344	22.1%	707,030	587,879	20.3%
Home Equity and Other Consumer Loans	81,369	77,394	5.1%	79,381	78,115	1.6%

Total Earning Assets	2,587,719	1,979,014	30.8%	2,463,832	1,879,344	31.1%
Allowance for Loan Losses	(24,639)	(18,847)	30.7%	(23,299)	(18,105)	28.7%
Goodwill	93,375	17,024	nm	115,953	16,751	nm
Intangible Assets	43,788	2,598	nm	39,134	1,924	nm
Other Assets	168,529	111,206	51.5%	123,723	108,565	14.0%

TOTAL AVERAGE ASSETS	$2,868,772	$2,090,995	37.2%	$2,719,343	$1,988,479	36.8%

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Savings Accounts	$32,057	$24,589	30.4%	$31,263	$24,140	29.5%
NOW Accounts	209,881	208,203	0.8%	209,255	193,751	8.0%
Money Market Accounts	1,058,790	847,467	24.9%	1,047,408	816,731	28.2%
Certificates of Deposit	462,104	262,608	76.0%	392,791	253,002	55.3%

Total Interest-Bearing Deposits	1,762,832	1,342,867	31.3%	1,680,717	1,287,624	30.5%
Repurchase Agreements	74,454	69,889	6.5%	74,303	72,263	2.8%
FHLB Borrowings	248,105	190,130	30.5%	239,197	169,322	41.3%
Other Borrowings	11,998	620	nm	8,163	1,263	nm

Total Interest-Bearing Liabilities	2,097,389	1,603,506	30.8%	2,002,380	1,530,472	30.8%
Non-interest Bearing Deposits	373,816	274,392	36.2%	343,498	255,171	34.6%
Other Liabilities	94,634	34,572	173.7%	86,151	30,053	186.7%

Total Liabilities	2,565,839	1,912,470	34.2%	2,432,029	1,815,696	33.9%
Stockholders’ Equity	302,933	178,525	69.7%	287,314	172,783	66.3%

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$2,868,772	$2,090,995	37.2%	$2,719,343	$1,988,479	36.8%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	September 30, 2004	June 30, 2004	% Change
FINANCIAL DATA:

Total Balance Sheet Assets	$2,903,932	$2,822,039	2.9%
Stockholders’ Equity	309,527	294,190	5.2%
Tangible Capital:
Boston Private Bank	112,869	106,105	6.4%
Borel Private Bank	56,742	51,295	10.6%
First State Bank	21,909	17,534	25.0%
Investment Securities	511,194	571,038	(10.5)%
Goodwill	87,878	86,073	2.1%
Intangible Assets	43,348	44,593	(2.8)%

Commercial Loans	1,203,679	1,136,982	5.9%
Residential Mortgage Loans	761,744	724,873	5.1%
Home Equity and Other Consumer Loans	83,484	81,643	2.3%

Total Loans	2,048,907	1,943,498	5.4%

Loans Held for Sale	6,208	15,384	(59.6)%

Allowance for Loan Losses	25,297	24,211	4.5%
Non-performing Loans	2,313	1,547	49.5%
Other Real Estate Owned	377	377	0.0%

Total Non-perfoming Assets	2,690	1,924	39.8%
Deposits	2,180,521	2,130,078	2.4%
Borrowings	342,224	307,910	11.1%

Book Value Per Share	$11.23	$10.76	4.4%
Market Price Per Share	$24.96	$23.16	7.8%

ASSETS UNDER ADVISORY:

Westfield Capital Management	$6,960,000	$7,246,000	(3.9)%
Boston Private Bank	1,910,000	1,923,000	(0.7)%
Sand Hill Advisors	990,000	952,000	4.0%
Boston Private Value Investors	785,000	784,000	0.1%
RINET Company	978,000	904,000	8.2%
Borel Private Bank	591,000	567,000	4.2%
Dalton, Greiner, Hartman, Maher & Co.	3,061,000	3,123,000	(2.0)%
Less: Inter-company Relationship	(156,000)	(151,000)	3.3%

Consolidated Assets Under Advisory	$15,119,000	$15,348,000	(1.5)%

Coldstream Capital Management	550,000	475,000	15.8%
Bingham, Osborn, & Scarborough	1,057,000	1,023,000	3.3%

Total Unconsolidated Assets Under Advisory	16,726,000	16,846,000	(0.7)%

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	10.66%	10.42%	2.3%
Non-performing Loans/Total Loans	0.11%	0.08%	37.5%
Allowance for Loan Losses/Total Loans	1.23%	1.25%	(1.3)%
Allowance for Loan Losses/Non-performing Assets	940.41%	1258.37%	(25.3)%
Total Tangible Capital/Total Tangible Assets	6.43%	7.80%	(17.6)%

	Three Months Ended
	September 30, 2004	June 30, 2004	% Change
OPERATING RESULTS:

Net Interest Income - (FTE)	$24,065	$21,907	9.9%
FTE Adjustment	1,056	987	7.0%

Net Interest Income	23,009	20,920	10.0%

Investment Management Fees:
Westfield Capital Management	10,755	11,002	(2.2)%
Boston Private Bank	2,872	2,875	(0.1)%
Sand Hill Advisors	1,447	1,399	3.4%
Boston Private Value Investors	1,486	1,486	0.0%
Borel Private Bank	690	745	(7.4)%
Dalton, Greiner, Hartman, Maher & Co.	5,974	6,016	(0.7)%

Total Investment Management Fees	23,224	23,523	(1.3)%
Financial Planning Fees	1,993	1,993	0.0%
Other Fees	1,060	982	7.9%

Total Fees	26,277	26,498	(0.8)%
Earnings (Loss) in Equity Investments	184	(192)	195.8%
Gain on Sale of Loans, Net	252	457	(44.9)%
Gain on Sale of Investments, Net	162	—	nm

Total Fees and Other Income	26,875	26,763	0.4%

Total Revenue	49,884	47,683	4.6%

Provision for Loan Losses	1,130	1,070	5.6%

Salaries and Employee Benefits	23,012	22,468	2.4%
Occupancy and Equipment	4,006	3,596	11.4%
Professional Services	2,325	1,693	37.3%
Marketing and Business Development	1,155	1,497	(22.8)%
Contract Services and Processing	751	684	9.8%
Amortization of Intangibles	1,244	1,250	(0.5)%
Other	2,315	2,436	(5.0)%

Total Operating Expense	34,808	33,624	3.52%

Minority Interest	366	397	(7.8)%
Income Before Income Taxes	13,580	12,592	7.8%
Income Tax Expense	4,800	4,437	8.2%

Net Income	$8,780	$8,155	7.7%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended		% Change
	September 30, 2004	June 30, 2004
RECONCILIATION OF GAAP EARNINGS TO ADJUSTED AND CASH EARNINGS:
Adjusted Net Income
Net Income (GAAP Basis)	$8,780	$8,155	7.7%
Retroactive REIT Tax Adjustment	—	—	nm
Lease Abandonment	—	—	nm

Adjusted Net Income	$8,780	$8,155	7.7%

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	597	600	(0.5)%
Cash Benefit of Tax Deductions from Purchased Intangibles and Goodwill	821	808	1.6%

Total Cash Basis Adjustment	1,418	1,408	0.7%

Cash Basis Earnings	$10,198	$9,563	6.6%

	Three Months Ended		% Change
	September 30, 2004	June 30, 2004
PER SHARE DATA:

Earnings Per Share
Basic Earnings Per Share	$0.32	$0.30	6.9%
Diluted Earnings Per Share	$0.31	$0.29	6.9%

Average Basic Common Shares Outstanding	27,390	27,314	0.3%

Average Diluted Common Shares Outstanding	28,522	28,472	0.2%

Eliminate Increase in Shares Outstanding-FAS-128 Revision	—	—

Adjusted Average Diluted Shares Outstanding	28,522	28,472	0.2%

RECONCILIATION OF GAAP EPS TO ADJUSTED AND CASH EPS: (on a Fully Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.31	$0.29	6.9%
Retroactive REIT Tax Adjustment	—	—	nm
Lease Abandonment	—	—	nm
Eliminate Increase in Shares Outstanding- FAS 128 Revision	—	—	nm

Adjusted Earnings Per Share	$0.31	$0.29	6.9%
Cash Basis Adjustment	$0.05	$0.05	0.0%

Cash Basis Earnings Per Diluted Share	$0.36	$0.34	5.9%

EARNINGS PER SHARE UNDER FAS 123 (STOCK BASED COMPENSATION) (4)

Net Income (GAAP Basis)	$8,780	$8,155	7.7%
Less: Stock Based Employee and Director Comp. Exp., Net of Tax	655	804	(18.5)%

Pro forma FAS 123 Net Income	$8,125	$7,351	10.5%

Pro forma Diluted Earnings Per Share FAS 123	$0.28	$0.26	7.7%

OPERATING RATIOS & STATISTICS:

Return on Average Equity	11.59%	11.18%	3.7%
Return on Average Assets	1.22%	1.15%	6.1%
Net Interest Margin	3.68%	3.40%	8.2%
Total Fees and Other Income/Total Revenue	53.87%	56.13%	(4.0)%
Efficiency Ratio	66.67%	66.88%	(0.3)%
Loans Charged-off, Net of Recoveries	$44	$5	nm

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

SAME AFFILIATES (1)

Growth Excluding Acquisitions

	As Reported September 30, 2004	September 30, 2003	% Change	Acquisitions September 30, 2004	Same Affiliates September 30, 2004	% Change
FINANCIAL DATA: (In Thousands)
Total Balance Sheet Assets	$2,903,932	$2,097,519	38.4%	334,060	2,569,872	22.5%
Stockholders’ Equity	309,527	182,177	69.9%	138,561	170,966	(6.2)%
Tangible Capital:
Boston Private Bank	112,869	100,755	12.0%	—	112,869	12.0%
Borel Private Bank	56,742	41,501	36.7%	—	56,742	36.7%
First State Bank	21,909	—	nm	21,909	—	nm
Investment Securities	511,194	433,090	18.0%	14,951	496,243	14.6%
Goodwill	87,878	17,110	nm	70,682	17,196	0.5%
Intangible Assets	43,348	3,058	nm	40,515	2,833	(7.4)%

Commercial Loans	1,203,679	782,288	53.9%	158,500	1,045,179	33.6%
Residential Mortgage Loans	761,744	636,964	19.6%	4,366	757,378	18.9%
Home Equity and Other Consumer Loans	83,484	79,412	5.1%	3,688	79,796	0.5%

Total Loans	2,048,907	1,498,664	36.7%	166,554	1,882,353	25.6%

Loans Held for Sale	6,208	8,475	(26.7)%	3,293	2,915	(65.6)%
Allowance for Loan Losses	25,297	19,275	31.2%	2,189	23,108	19.9%
Non-performing Loans	2,313	1,074	115.4%	184	2,129	98.2%
Other Real Estate Owned	377	—	nm	377	—	nm
Total Non-performing Assets	2,690	1,074	150.5%	561	2,129	98.2%
Deposits	2,180,521	1,618,625	34.7%	178,709	2,001,812	23.7%
Borrowings	342,224	254,241	34.6%	6,186	336,038	32.2%
			nm
ASSETS UNDER ADVISORY:			nm
Westfield Capital Management	$6,960,000	$4,979,000	39.8%	—	$6,960,000	39.8%
Boston Private Bank	1,910,000	1,800,000	6.1%	—	1,910,000	6.1%
Sand Hill Advisors	990,000	760,000	30.3%	—	990,000	30.3%
Boston Private Value Investors	785,000	708,000	10.9%	—	785,000	10.9%
RINET Company	978,000	775,000	26.2%	—	978,000	26.2%
Borel Private Bank	591,000	529,000	11.7%	—	591,000	11.7%
Dalton, Greiner, Hartman, Maher & Co.	3,061,000	—	nm	3,061,000	—	nm
Less: Inter-company Relationship	(156,000)	(145,000)	7.6%	—	(156,000)	7.6%

Consolidated Assets Under Advisory	$15,119,000	$9,406,000	60.7%	3,061,000	$12,058,000	28.2%

Coldstream Capital Management	$550,000	475,000		—	$550,000	15.8%
Bingham, Osborn, & Scarborough	$1,057,000	—		$1,057,000	—	nm

Total Unconsolidated Assets Under Advisory	$16,726,000	9,881,000		$4,118,000	$12,608,000	27.6%

	Three Months Ended
	As Reported September 30, 2004	September 30, 2003	% Change	Acquisitions September 30, 2004	Same Affiliates September 30, 2004	% Change

OPERATING RESULTS:

Net Interest Income	$24,065	$17,620	36.6%	$2,496	$21,569	22.4%
FTE Adjustment	1,056	729	44.9%	—	1,056	44.9%

Net Interest Income	23,009	16,891	36.2%	$2,496	20,513	21.4%

Investment Management Fees:
Westfield Capital Management	10,755	7,680	40.0%	—	10,755	40.0%
Boston Private Bank	2,872	2,515	14.2%	—	2,872	14.2%
Sand Hill Advisors	1,447	888	63.0%	—	1,447	63.0%
Boston Private Value Investors	1,486	1,259	18.0%	—	1,486	18.0%
Borel Private Bank	690	671	2.8%	—	690	2.8%
Dalton, Greiner, Hartman, Maher & Co.	5,974	—	nm	5,974	—	nm

Total Investment Management Fees	23,224	13,013	78.5%	5,974	17,250	32.6%
Financial Planning Fees	1,993	1,825	9.2%	—	1,993	9.2%
Other Fees	1,060	1,104	(4.0)%	381	679	(38.5)%

Total Fees	26,277	15,942	64.8%	6,355	19,922	25.0%
Earnings in Equity Investments	184	16	nm	165	19	18.8%
Gain on Sale of Loans, Net	252	1,119	(77.5)%	—	252	(77.5)%
Gain on Sale of Investments, Net	162	395	(59.0)%	—	162	(59.0)%

Total Fees and Other Income	26,875	17,472	53.8%	6,520	20,355	16.5%

Total Revenue	49,884	34,363	45.2%	9,016	40,868	18.9%

Provision for Loan Losses	1,130	786	43.8%	80	1,050	33.6%

Salaries and Employee Benefits	23,012	16,046	43.4%	3,266	19,746	23.1%
Occupancy and Equipment	4,006	3,430	16.8%	327	3,679	7.3%
Professional Services	2,325	1,807	28.7%	353	1,972	9.1%
Marketing and Business Development	1,155	894	29.2%	106	1,049	17.3%
Contract Services and Processing	751	416	80.5%	187	564	35.6%
Amortization of Intangibles	1,244	64	nm	1,159	85	32.8%
Other	2,315	1,527	51.6%	448	1,867	22.3%

Total Operating Expense	34,808	24,184	43.9%	5,846	28,962	19.8%

Minority Interest	366	—		366	—
Income Before Income Taxes	13,580	9,393	44.6%	2,724	10,856	15.6%
Income Tax Expense	4,800	3,011	59.4%	1,118	3,682	22.3%

Net Income	$8,780	$6,382	37.6%	$1,606	$7,174	12.4%

Retroactive REIT Tax Adjustment	—	—	nm	—	—	nm
Lease Abandonment	—	—	nm	—	—	nm

Adjusted Earnings	$8,780	$6,382	37.6%	$1,606	$7,174	12.4%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Nine Months Ended
	As Reported September 30, 2004	September 30, 2003	% Change	Acquisitions September 30, 2004	Same Affiliates September 30, 2004	% Change
OPERATING RESULTS:
Net Interest Income - (FTE)	$66,141	$52,008	27.2%	$6,219	$59,922	15.2%
FTE Adjustment	3,028	1,799	68.3%	—	3,028	68.3%

Net Interest Income	63,113	50,209	25.7%	$6,219	56,894	13.3%

Investment Management Fees:
Westfield Capital Management	32,075	19,058	68.3%	—	32,075	68.3%
Boston Private Bank	8,593	7,314	17.5%	—	8,593	17.5%
Sand Hill Advisors	4,152	2,697	53.9%	—	4,152	53.9%
Boston Private Value Investors	4,399	3,210	37.0%	—	4,399	37.0%
Borel Private Bank	2,148	1,970	9.0%	—	2,148	9.0%
Dalton, Greiner, Hartman, Maher & Co.	15,535	—	nm	15,535	—	nm

Total Investment Management Fees	66,902	34,249	95.3%	15,535	51,367	50.0%
Financial Planning Fees	5,977	5,128	16.6%	—	5,977	16.6%
Other Fees	3,346	3,263	2.5%	846	2,500	(23.4)%

Total Fees	76,225	42,640	78.8%	16,381	59,844	40.3%
(Loss) Earnings In Equity Investments	216	165	30.9%	326	(110)	(166.7)%
Gain on Sale of Loans, Net	946	2,703	(65.0)%	153	793	(70.7)%
Gain on Sale of Investments, Net	373	1,915	(80.5)%	—	373	(80.5)%

Total Fees and Other Income	77,760	47,423	64.0%	16,860	60,900	28.4%

Total Revenue	140,873	97,632	44.3%	23,079	117,794	20.7%

Provision for Loan Losses	3,156	2,335	35.2%	206	2,950	26.3%

Salaries and Employee Benefits	66,878	45,312	47.6%	8,273	58,605	29.3%
Occupancy and Equipment	11,211	12,401	(9.6)%	777	10,434	(15.9)%
Professional Services	5,305	3,960	34.0%	598	4,707	18.9%
Marketing and Business Development	3,844	2,748	39.9%	290	3,554	29.3%
Contract Services and Processing	2,106	1,269	66.0%	493	1,613	27.1%
Amortization of Intangibles	3,277	151	nm	3,015	262	73.5%
Other	6,999	5,110	37.0%	1,181	5,818	13.9%

Total Operating Expenses	99,620	70,951	40.4%	14,627	84,993	19.8%

Minority Interest	968	—	nm	968	—	nm
Income Before Taxes	37,129	24,346	52.5%	7,278	29,851	22.6%
Income Tax Expense	12,961	9,401	37.9%	3,023	9,938	5.7%

Net Income	$24,168	$14,945	61.7%	$4,255	$19,913	33.2%

Retroactive REIT Tax Adjustment	—	1,438	(100.0)%	—	—	nm
Lease Abandonment	—	1,544	(100.0)%	—	—	nm

Adjusted Earnings	$24,168	$17,927	34.8%	$4,255	$19,913	11.1%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

(1)	These amounts exclude revenues and expenses from Dalton, Greiner, Hartman, Maher & Co., First State Bank, and Bingham Osborn & Scarborough.
This data is shown for comparative purposes only to indicate the growth without the acquisitions made in 2004
(2)	The Company defines Cash Basis Earnings as adjusted earnings, plus the amortization of the purchased intangibles (net of tax), plus the tax benefit on the portion of the purchase price which is deductible over a 15 year life.
These tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold.
(3)	First quarter 2004 Cash Basis Earnings were adjusted to include only the tax savings allocable to the post acquisition period for the tax savings attributable to the acquisitions made in February 2004.
(4)	The Company discloses pro forma net income and earnings per share as if stock based compensation was measured at the date of grant based on the fair value of the award and recognized over the service period. This is required by
Statement of Financial Accounting Standards ("SFAS ") No. 123 for all companies that elect to continue using APB Opinion No. 25 to account for stock option grants.